UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported):  October 21, 2004

Vitesse Semiconductor Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or other Jurisdiction of Incorporation)

0-19654		77-0138960
(Commission File Number)		(IRS Employer Identification No.)

741 Calle Plano, Camarillo, California		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 388-3700

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 21, 2004, Vitesse Semiconductor Corporation issued a press release announcing that it has called the remaining balance of its outstanding 4.00 percent Convertible Subordinated Debentures due 2005 for redemption on Monday, November 15, 2004. A Copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1

Press release of Vitesse Semiconductor Corporation dated October 21, 2004, announcing that it has called the remaining balance of its outstanding 4.00 percent Convertible Subordinated Debentures due 2005 for redemption on Monday, November 15, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2004	VITESSE SEMICONDUCTOR CORPORATION

	By:	/s/ Yatin Mody

	Name:	Yatin Mody

Vice President, Finance

EXHIBIT INDEX

99.1

Press release of Vitesse Semiconductor Corporation dated October 21, 2004, announcing that it has called the remaining balance of its outstanding 4.00 percent Convertible Subordinated Debentures due 2005 for redemption on Monday, November 15, 2004.